UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2019

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2019, the Board of Directors (the “Board”) of New Residential Investment Corp. (the “Company”) increased the size of the Board to eight (8) members and appointed Pamela F. Lenehan as an independent director of the Company.  Ms. Lenehan will serve as a Class I Director with a term expiring at the 2020 annual meeting of the stockholders of the Company.  The Board also appointed Ms. Lenehan as a member of the Audit Committee of the Board.

As of the date of the appointment, Ms. Lenehan has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Ms. Lenehan will receive the standard annual Board compensation for non-employee directors for 2019 (prorated based on the date of her appointment). Standard annual Board compensation for 2019 is comprised of the fees described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 11, 2019. As a new non-employee director, and as part of the Company’s standard Board compensation, Ms. Lenehan is also expected to receive a one-time grant of fully-vested options relating to 1,000 shares of Common Stock under the Company’s Nonqualified Stock Option and Incentive Award Plan, with an exercise price equal to the fair market value of Common Stock on the date of grant. These options will be settled in an amount of cash equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value on the date of grant, unless advance approval is made to settle in shares.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated April 15, 2019, issued by New Residential Investment Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer

Date:  April 15, 2019